

Ladenburg Thalmann Investor Meeting

Boise, Idaho
June 2, 2010

IDACORP

Forward-Looking Information

Certain statements contained in this presentation, including statements with respect to future earnings, ongoing operations, and financial conditions, are forward-looking statements within the meaning of federal securities laws and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Although IDACORP and Idaho Power Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdictions; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations and policies including changes in law and compliance with environmental, natural resources and endangered species laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities, including performance below expected levels, breakdown or failure of equipment, availability of electrical transmission capacity and the availability of water, natural gas, coal, diesel and their associated delivery infrastructures; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company's transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting, Securities and Exchange Commission or New York Stock Exchange requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies' Annual Report on Form 10-K for the year ended December 31, 2009, Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.



Economic Overview

IDACORP

Economic Brief

Moody's Economic Forecast – April 2010



9.6%
9.4%
Mar-10
Apr-10

IPC Service Area Unemployment



9.1%
9.9%
Idaho
U.S.

Idaho vs. U.S. Unemployment – April 2010



1.0%
1.5%
50%
National Rate
IPC Service Area

Service Area Population Growth

Economic Brief





HOKU Materials



Local Economy

Showing Signs of Improvement

Forbes.com — **#1 Patents Per Capita** May 2009

American Legislative Exchange Council (ALEC) — **#7 Best Economic Outlook –** May 2010

IDAHOBUSINESSREVIEW.com — **Idaho ranked as leader in business startups in 2009**

SBE Council, Small Business & Entrepreneurship Council — **#2 Lowest Energy Costs**



Major Projects

IDACORP

Hemingway Substation



500 kV station

Total cost – Approx. $57 million

Anticipated in service summer 2010

Langley Gulch Power Plant



300 MW power plant

Estimated cost – $427 million

Expected in service 2012

Generation Capacities

2009 Supply-Side Resources



1%
16%
38%
45%

Projected 2019 Supply-Side Resources [1]



10%
12%
29%
7%
42%

Coal   Hydro   Purchased Power   Natural Gas and Diesel   Wind & Geothermal

[1] Source: Idaho Power 2009 Integrated Resource Plan

Boardman to Hemingway

Proposed Route

- Estimated cost $600 million
- Construction expected 2013
- Expected in service 2015



WA
MT
OR
ID
WY
NV
UT
CO
CA
AZ
NM



BOARDMAN (GRASSLAND) SUBSTATION
BOARDMAN
CECIL
PENDLETON
UMATILLA COUNTY
MORROW COUNTY
WALLOWA COUNTY
HEPPNER
PILOT ROCK
LA GRANDE
GILLIAM COUNTY
UNION COUNTY
UKIAH
NORTH POWDER
OREGON TRAIL INTERPRETIVE CENTER
PINE CREEK
ADAMS COUN
MONUMENT
KIMBERLY
OREGON
BAKER CITY
IDAHO
WHEELER COUNTY
GRANT COUNTY
BAKER COUNTY
MINERAL
PRAIRIE CITY
MIDVALE
JOHN DAY
CANYON CITY
LIME
WASHINGTON COUNTY
HUNTINGTON
WEISER
BROGAN
CRYSTAL
SENECA
CROOK COUNTY
PAYETTE
PAYETTE COUNTY
ONTARIO
WESTFALL
VALE
NEW PLYMOUTH
HARPER
PARMA
SAND HOLLOW
ADRIAN
CANYON COUNTY
MALHEUR COUNTY
HARNEY
BURNS
HOMEDALE
MARSING
HARNEY COUNTY
HEMINGWAY SUBSTATION
REYNOLDS
OWYHEE COUNTY
April 2010

Gateway West Transmission Line Project

A joint proposal between Idaho Power and Rocky Mountain Power

Estimated cost – $500-$600 million

Initial phases estimated to be completed by 2014


MONTANA
IDAHO
Boise
Murphy
Midpoint
Borah
Pocatello
Populus
Twin Falls
Cedar Hill
Montpelier
Kemmerer
Jim Bridger
Rock Springs
Creston
Rawlins
Aeolus
Medicine Bow
Casper
Windstar
OREGON
IDAHO
IDAHO
Salt Lake City
N
0 50 100
Miles
Approximate Substation Location
Proposed
Energize to 500 kV
Alternative
Study Area

www. gatewaywestproject.com



Regulatory

2010 Activities

Settlement Stipulation – Idaho

Oregon GRC Settlement

Idaho Public Utilities Commission Filings – March 2010

Idaho PCA and Oregon APCU

IPUC & OPUC Orders

Incremental Revenue Increase
Effective June 1, 2010
(Millions of Dollars)



$6
$5
$4
$3
$2
$1
$0
$5.4
$5.4
$3.6
$3.6
$2.4
$2.4
$2.4
$2.2
Filed
Granted
Filed
Granted
Filed
Granted
Filed
Granted
Pension Expense
Fixed Cost Adjustment (FCA) *
Advanced Metering Infrastructure (AMI)
Annual Power Cost Update (APCU)
Idaho
Oregon

* Filed and granted gross change from June 1, 2009 to June 1, 2010 is $6.3 million.

Analysis of 2010 PCA Application
Filed with IPUC April 15, 2010
(Millions of Dollars)



$188.8
$58.0
$25.0
$63.7
$42.1
Idaho Customer Benefit
Base Revenue Increase
Base Net Power Supply Expense Increase
2010 PCA
$58.2
$25.0
$63.7
$41.9 *
2009 PCA
2010 Filed
2010 Granted

* Original request $42.1 million, less $215,000 in interest expense during deferral period.



Summary

IDACORP



IDACORP Strengths

IDACORP

- Our 94 year history of tradition, service and dedication
- Growing customer base (historically)
- The hydroelectric assets driving low production costs, low customer prices and a minimal carbon footprint
- An aggressive, successful regulatory strategy
- A future of growth in new generation, transmission, and distribution



Questions?



Appendix

Organization Structure

IDACORP

Regulated
90% to 95% of Earnings

Non-Regulated
5% to 10% of Earnings

IDAHO POWER
An IDACORP Company

— Idaho Energy Resources Company
Bridger Coal Joint Venture

- Combination hydro-thermal utility
- Approximately 489,000 general business customers in Idaho/Oregon
- 24,000 sq. mile service territory
- 3,268 MW of nameplate generation capacity

IDACORP FINANCIAL

Total portfolio consists of 700 properties located in Puerto Rico, the US Virgin Islands, and all US states except Alaska

IDA-WEST ENERGY
An IDACORP Company

Owns & operates 9 hydroelectric projects in Idaho and California with a total generation capacity of approximately 45 MW

Idaho Power Service Area

Hydroelectric Facilities and Nameplate Capacities

1	Hells Canyon	391,500 kW
2	Oxbow	190,000 kW
3	Brownlee	585,400 kW
4	Cascade	12,420 kW
5	Swan Falls	27,170 kW
6	C. J. Strike	82,800 kW
7	Bliss	75,000 kW
8	Lower Malad	13,500 kW
9	Upper Malad	8,270 kW
10	Lower Salmon	60,000 kW
11	Upper Salmon	34,500 kW
12	Thousand Springs	8,800 kW
13	Clear Lake	2,500 kW
14	Shoshone Falls	12,500 kW
15	Twin Falls	52,897 kW
16	Milner	59,448 kW
17	American Falls	92,340 kW
	Total	1,709,045 kW

Thermal Facilities And Capacities

Coal	
Jim Bridger	770,501 kW*
North Valmy	283,500 kW*
Boardman	64,200 kW*
Natural Gas	
Bennett Mountain	172,800 kW
Evander Andrews	270,900 kW**
Diesel	
Salmon Diesel	5,000 kW
Total	1,566,901 kW

Future Langley Gulch Power Plant



WASHINGTON
IDAHO
OREGON
WYOMING
UTAH
NEVADA
Boardman
Salmon
Payette
Boise
LG
Snake River
Bennett Mountain
Danskin
Pocatello
Twin Falls
Jim Bridger
North Valmy

* Idaho Power Co. Share ** Danskin



Financial & Operational

IDACORP

General Business Customers



500,000
490,000
480,000
470,000
460,000
450,000
440,000
457,146
471,779
481,651
487,165
489,927
489,722
2005
2006
2007
2008
2009
2010 At March 31
General Business Customers (1.6% CAGR)

General Business Revenues & Energy Sales

By Customer Class



General Business Energy Sales
(MWh's)
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
14,542
14,544
13,948
13,778
2007
2008
2009
12 Mos. Ended Mar. 31, 2010
Residential
Commercial
Industrial
Irrigation



General Business Revenues
($millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ 668.3
$ 784.3
$ 883.8
$ 899.6
2007
2008
2009
12 Mos. Ended Mar. 31, 2010
Residential
Commercial
Industrial
Irrigation

IDACORP

Subsidiary Contributions – Net Income

(In millions except for per diluted share amounts)

	2007	2008	2009	12 Mos. Ended Mar. 31, 2010
Idaho Power Company	$ 76.6	$ 94.1	$ 122.6	$ 121.5
IDACORP Financial	7.1	3.4	0.5	0.3
Ida-West Energy	2.2	2.4	2.7	2.7
Holding Company*	(3.6)	(1.5)	(1.5)	(3.0)
Total	$ 82.3	$ 98.4	$ 124.4	$ 121.5
Average outstanding shares – diluted	44.3	45.4	47.1	47.4
Earnings per diluted share	$ 1.86	$ 2.17	$ 2.64	$ 2.56

* Includes IDACORP Energy and discontinued operations of $0.1 in 2007.

Liquidity

As of March 31, 2010
($ Million)

	IDACORP	Idaho Power
5-Year Line of Credit Facility – Expires April 2012	$ 100	$ 300
Plus: Cash	3	38
Less: Commercial Paper	(26)	0
Total	$ 77	$ 338

Credit Ratings

	Standard and Poor's		Moody's		Fitch Ratings	
	Idaho Power	IDACORP	Idaho Power	IDACORP	Idaho Power	IDACORP
Corporate Credit Rating[1]	BBB	BBB	Baa1	Baa2	BBB	BBB
Senior Secured Debt	A-	None	A2	None	A-	None
Senior Unsecured Debt	BBB	None	Baa1	Baa2	BBB+	None
Short-Term Tax-Exempt Debt	BBB/A-2	None	Baa1/VMIG-2	None	None	None
Commercial Paper	A-2	A-2	P-2	P-2	F2	F2
Credit Facility	None	None	Baa1	Baa2	None	None
Rating Outlook	Stable	Stable	Stable	Stable	Stable	Stable
Date of Last Action	February 24, 2010		March 30, 2010		April 22, 2010	

[1] Fitch refers to its rating comparable to the Corporate Credit Rating as the "Long-Term Issuer Default Rating".

These security ratings reflect the views of the rating agencies. An explanation of the significance of these ratings may be obtained from each rating agency. Such ratings are not a recommendation to buy, sell or hold securities. Any rating can be revised upward or downward or withdrawn at any time by a rating agency if it decides that the circumstances warrant the change. Each rating should be evaluated independently of any other rating.

Key Financial & Operating Metrics and 2010 Earnings Guidance

Key Financial & Operating Metrics	2010 Estimates [1] Current [1]	Previous
Idaho Power Operations & Maintenance Expense (millions)	No Change	$295 – $305
Idaho Power Capital Expenditures (millions)	No Change	$355 – $365
Idaho Power Hydroelectric Generation (million MWh)	No Change	6.5 – 8.5
Non-Regulated Subsidiary Earnings and Holding Company Expenses (millions)	No Change	$0 – $3
2010 Earnings Guidance	$2.65 – $2.80 per diluted share	

[1] **As of May 6, 2010.**

Competitive Rates for Customers

Residential and Industrial
(cents / kilowatt-hour)



Residential
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
2002 2003 2004 2005 2006 2007 2008 2009
Idaho Power
National Average



Industrial
$0.09
$0.07
$0.05
$0.03
$0.01
2002 2003 2004 2005 2006 2007 2008 2009
Idaho Power
National Average

Source: Edison Electric Institute "Typical Bills and Average Rates Report" 12 months ending 7/31/09

Brownlee Reservoir Inflows


18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Average 11.5
Average 8.6
8.9
6.2
17.0
9.2
8.5
6.2
10.1
6.9
11.3
8.1
2005
2006
2007
2008
2009
Million Acre-Feet (MAF)
Million MWh Hydroelectric Generation (Annual – All IPC Plants)

Summary Outlook

June 2010 – August 2010

Precipitation



B
40
33
A
40
33
EC
33
A

- 50% Chance of Below Normal Precipitation
- 40% to 50% Chance of Below Normal Precipitation
- 33% to 40% Chance of Below Normal Precipitation
- 33% to 40% Chance of Above Normal Precipitation
- 50% Chance of Above Normal Precipitation

Temperature



EC
33
A
33
50
40
B
40
33
33
A
EC
EC

- 50% Chance of Above Normal Temperature
- 40% to 50% Chance of Above Normal Temperature
- 33% to 40% Chance of Above Normal Temperature
- 33% to 40% Chance of Below Normal Temperature
- 40% Chance of Below Normal Temperature

EC Means Equal Chances for Above, Normal or Below **A** Means Above **B** Means Below

Source: NOAA, National Oceanic and Atmospheric Administration, U.S. Dept of Commerce

CO_2 Emissions

100 Largest Electricity Producers in U.S.



Benchmarking Air Emissions
of the 100 Largest Electric Power
Producers in the United States
(Using 2006 Generation Data)
Prepared May 2008 by a collaborative effort among Ceres, the Natural Resources Defense Council (NRDC), Public Service Enterprise Group (PSEG), and PG&E Corporation.
Idaho Power
Lbs/MWh
3,000
2,500
2,000
1,500
1,000
500
0

http://www.ceres.org//Document.Doc?id=333

Idaho Power's Generation Carbon Emissions


Idaho Power's CO_2 Emissions
Industry Average
23.3
Millions of Tons
25
20
15
10
5
0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Source: Benchmarking Air Emissions of the 100 Largest Electric Power Producers in the United States – 2008. Released by the Ceres Investor Coalition, the Natural Resources Defense Council, the Public Service Enterprise Group Inc. and PG&E Corporation in May 2008.

IDACORP

Our Mission

Prosper by providing reliable, responsible, fair-priced energy today and tomorrow.


IDAHO POWER





For Additional Information

Lawrence F. Spencer
Director of Investor Relations
(208) 388-2664
LSpencer@idacorpinc.com

Steven R. Keen
Vice President Finance and Treasurer
(208) 388-2200

Darrel T. Anderson
Executive Vice President–Administrative Services
and Chief Financial Officer
(208) 388-2200

WWW.IDACORPINC.COM
WWW.IDAHOPOWER.COM